Exhibit (a)(1)(F)

AMENDED AND RESTATED LETTER OF TRANSMITTAL

to Tender Outstanding Warrants to Purchase Common Stock

of

WESTWAY GROUP, INC.

Pursuant to its Amended and Restated Offer to Purchase and Exchange dated September 8, 2010

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,

NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 21, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By Mail: 17 Battery Place - 8th Floor New York, NY 10004 Attention: Reorganization Department	By Overnight Delivery: 17 Battery Place - 8th Floor New York, NY 10004 Attention: Reorganization Department	By Hand: 17 Battery Place - 8th Floor New York, NY 10004 Attention: Reorganization Department
Confirmation Telephone Number: (212) 509-4000, ext. 536

For this Letter of Transmittal to be validly delivered, it must be received by the Depositary at one of the addresses above before the Offer expires (in addition to the other requirements detailed herein). The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Delivery of this Letter of Transmittal to an address other than as set forth above will not be forwarded to the Depositary and will not constitute a valid delivery to the Depositary.

DESCRIPTION OF WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Warrant Certificate(s))	Description of Warrants Tendered (Attach Additional Signed List if Necessary) (See Instruction 3)
	Warrant Certificate Number(s)*	Total Number of Warrants Evidenced by Warrant Certificate(s)	Number of Warrants Tendered**

Total Warrants
Attach additional signed list if necessary. See Instruction 6. 1st: 2nd: 3rd: 4th: 5th:
*	Do not need to complete if warrants are delivered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all warrants evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

You should use this Amended and Restated Letter of Transmittal (this “Letter of Transmittal”) if you are tendering physical certificates, or are causing the warrants to be delivered by book-entry transfer to the Depositary’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures set forth in Section 3 of the Amended and Restated Offer to Purchase and Exchange dated September 8, 2010 (as it may be amended or supplemented from time to time, the “Offer to Purchase and Exchange” and, together with the Letter of Transmittal, the “Offer”).

All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer to Purchase and Exchange.

The Offer is not being made to (nor will tender of warrants be accepted from or on behalf of) warrant holders in any jurisdiction where it would be illegal to do so.

Certificates for warrants, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to Westway Group, Inc., a Delaware corporation (“Westway”). ANY DOCUMENTS DELIVERED TO WESTWAY, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY OR CONSIDERED DELIVERED TO THE DEPOSITARY AND WILL NOT BE DEEMED TO BE PROPERLY TENDERED.

The Offer is only open for warrants. We also have outstanding shares of common stock and units, each comprising one share of our common stock and two warrants. You may tender warrants that are included in units, but to do so you must first separate such warrants from the units and then tender such warrants. See Section 3 of the Offer to Purchase and Exchange.

This Letter of Transmittal is to be completed only if (i) certificates representing warrants are to be forwarded herewith, or (ii) an Agent’s Message is utilized, and a tender of warrants is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to Section 3 of the Offer to Purchase and Exchange. See Instruction 2.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing warrants tendered. The certificate numbers, the number of warrants represented by the certificates and the number of warrants that the undersigned wishes to tender should be set forth in the appropriate boxes above.

Additional Information if Warrants Have Been Lost or Are Being Delivered By Book-Entry Transfer

LOST, DESTROYED OR STOLEN CERTIFICATE(S)

(See Instruction 11)

If any certificate representing warrants has been lost, destroyed or stolen, the warrant holder should complete this Letter of Transmittal, indicate the certificate(s) representing warrants is lost and return it to the Depositary. The warrant holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Warrant holders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

BOOK-ENTRY TRANSFER (See Instruction 2) ☐ CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account No.:

Transaction Code No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Exchange, Westway may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, warrants tendered or may accept for payment fewer than all of the warrants tendered. In any event, the undersigned understands that certificate(s) for any warrants not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned understands that acceptance of warrants by Westway for payment will constitute a binding agreement between the undersigned and Westway upon the terms and subject to the conditions of the Offer.

The check for the aggregate net Cash Purchase Price, if any, for warrants tendered and purchased and the shares of Westway’s class A common stock, if any, exchanged for warrants tendered and purchased will, in each case, be issued to the order of the undersigned and mailed to the address indicated in the box entitled “Description of Warrants Tendered” above, unless otherwise indicated in the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned acknowledges that Westway has no obligation, pursuant to the “Special Payment/Issuance Instructions,” to transfer any warrants from the name of its registered holder(s), or to order the registration or transfer of any warrants tendered by book-entry transfer, if Westway does not purchase any of the warrants.

SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS

(See Instructions 1, 4, and 6)

To be completed ONLY if certificate(s) for warrants not tendered or not purchased or any check for the Cash Purchase Price or certificate(s) representing shares of Westway class A common stock are to be issued in the name of someone other than the undersigned.

Issue:

☐       WarrantCertificate(s)

☐      Check

☐      Class A Common Stock Certificate(s) to:

Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

Complete and Sign Substitute Form W-9 or

IRS Form W-8BEN (or other applicable IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, and 6)

To be completed ONLY if certificate(s) for warrants not tendered or not purchased or any check for the Cash Purchase Price or certificate(s) representing shares of Westway class A common stock are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated in the box entitled “Description of Warrants Tendered” above.

Mail:

☐       WarrantCertificate(s)

☐      Check

☐      Class A Common Stock Certificate(s) to:

Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

Complete and Sign Substitute Form W-9 or IRS

Form W-8BEN (or other applicable IRS Form W-8)

IMPORTANT

WARRANT HOLDERS SIGN HERE (Please Complete and Return the Attached Substitute Form W-9)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for warrants or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s):

Dated:	Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S) (If Required—See Instructions 1 and 5)

Authorized Signature:
(Please Print)

Name:

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

Ladies and Gentlemen:

The undersigned hereby tenders to Westway Group, Inc. (“Westway”), upon the terms and subject to the conditions described in the Amended and Restated Offer to Purchase and Exchange dated September 8, 2010 (the “Offer to Purchase and Exchange”), and in this Letter of Transmittal (which together, as each may be supplemented or amended from time to time, constitute the “Offer”), receipt of which is hereby acknowledged, an aggregate number of warrants, each exercisable into one share of Westway common stock, par value $0.0001 per share, for $5.00 per share (the “warrants”), as follows (check any of the following options that apply):

☐	I wish to tender a total of warrants in the Offer to receive $0.13 per such warrant (net to me in cash, without interest and less any required withholding taxes) (the “Cash Purchase Price”).

☐	I wish to tender a total of warrants in the Offer to receive one share of Westway class A common stock for every 30 such warrants (the “Exchange Ratio”).

Subject to, and effective upon, acceptance for payment of the warrants tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, Westway all right, title and interest in and to all warrants tendered and orders the registration of all warrants if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the warrants with full knowledge that the Depositary also acts as the agent of Westway, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•

deliver certificate(s) representing the warrants or transfer of ownership of the warrants on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Westway upon receipt by the Depositary, as the undersigned’s agent, of the Cash Purchase Price and shares of Westway’s class A common stock, if any, with respect to the warrants;

•	present certificates for the warrants for cancellation and transfer on the books of Westway; and

•

receive all benefits and otherwise exercise all rights of beneficial ownership of the warrants, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

All warrants properly tendered and not properly withdrawn will be purchased, subject to the conditions of the Offer. The undersigned understands that all warrant holders whose warrants are purchased by Westway will receive the same Cash Purchase Price for each warrant purchased in the Offer and/or a number of shares of Westway’s class A common stock based on the same Exchange Ratio, respectively.

The undersigned covenants, represents and warrants to Westway that the undersigned:

•

has full power and authority to tender, sell, assign, transfer and exchange the warrants tendered hereby and when and to the extent accepted for payment, Westway will acquire good, marketable and unencumbered title to the tendered warrants, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale, assignment, transfer or exchange of the warrants, and not subject to any adverse claims;

•

understands that tenders of warrants pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and Exchange and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer;

•

that (i) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the warrants or equivalent securities at least equal to the warrants being tendered, and (ii) the tender of warrants complies with Rule 14e-4; and

•

will, upon request, execute and deliver any additional documents deemed by the Depositary or Westway to be necessary or desirable to complete the sale, assignment, transfer or exchange free and clear of all liens of the warrants tendered hereby.

The undersigned understands that tenders of warrants pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and Exchange and in the instructions hereto will constitute a binding agreement between the undersigned and Westway upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Westway pay interest on the Cash Purchase Price, including without limitation by reason of any delay in making payment.

The undersigned recognizes that Westway has no obligation, pursuant to the “Special Payment/Issuance Instructions,” to transfer any warrants from the name of the registered holder(s) thereof if Westway does not accept for payment any of the warrants so tendered.

Unless otherwise indicated under “Special Payment/Issuance Instructions,” please issue the check for the Cash Purchase Price of any warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and, if applicable, the certificate(s) representing shares of Westway class A common stock exchanged for warrants, and please return any warrants not tendered or not purchased, in the name(s) of the undersigned or, in the case of warrants tendered by book-entry transfer, by credit to the account at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Cash Purchase Price of any warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and, if applicable, the certificate(s) representing shares of Westway class A common stock exchanged for warrants, and any certificates for warrants not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment/Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Cash Purchase Price of any warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and, if applicable, the certificate(s) representing shares of Westway class A common stock exchanged for warrants, and return any warrants not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase and Exchange, this tender is irrevocable.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Guarantee of Signatures. No signature guarantee is required if:

•

this Letter of Transmittal is signed by the registered holder of the warrants whose name appears on a security position listing as the owner of the warrants tendered and the holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment/Issuance Instructions” on this Letter of Transmittal; or

•

warrants are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 promulgated under the Exchange Act (each of the foregoing constituting an “eligible institution”).

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 5.

2.	Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed only if certificates for warrants are delivered with it to the Depositary or if a tender for warrants is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase and Exchange. Certificates for all physically tendered warrants or confirmation of a book-entry transfer into the Depositary’s account at DTC of warrants tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of this Letter of Transmittal and any other required documents to DTC or any other person or address does not constitute delivery to the Depositary.

The method of delivery of all documents, including certificates for warrants, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering warrant holder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Westway will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional warrants, except as expressly provided in the Offer to Purchase and Exchange. All tendering warrant holders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

3.	Inadequate Space. If the space provided in the box entitled “Description of Warrants Tendered” above is inadequate, the certificate numbers and/or the number of warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Warrants. (Not applicable to warrant holders who tender by book-entry transfer.) If fewer than all of the warrants evidenced by any certificate are to be tendered, fill in the number of warrants that are to be tendered in the column entitled “Number of Warrants Tendered” in the box entitled “Description of Warrants Tendered” above. In that case, if any tendered warrants are purchased, a new certificate for the remainder of the warrants (including any warrants not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all warrants represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

5.	Signatures on Letter of Transmittal; Instruments of Transfer and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the warrants tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the warrants tendered hereby are registered in the names of two or more persons, all such persons must sign this Letter of Transmittal.

If any of the warrants tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the warrants tendered hereby, no endorsement(s) of certificate(s) representing the warrants or separate instrument(s) of transfer are required unless payment of the Cash Purchase Price is to be made, certificate(s) representing shares of Westway class A common stock are to be issued or certificate(s) for warrants not tendered or not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment of the Cash Purchase Price is to be made, certificate(s) representing shares of Westway class A common stock are to be issued or certificate(s) for warrants not tendered or not purchased are to be issued, to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate instrument(s) of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or instrument(s) of transfer must be guaranteed by an eligible institution. See Instruction 1.

If this Letter of Transmittal or any certificate(s) or instrument(s) of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Depositary which is satisfactory to Westway of his or her authority to so act.

6.	Special Payment and Delivery Instructions. If check(s), certificate(s) representing shares of Westway class A common stock or check(s) or certificate(s) for warrants not tendered or not purchased are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificate(s) and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled “Special Payment/Issuance Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7.	Irregularities. All questions as to the number of warrants to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of warrants will be determined by Westway, in its reasonable discretion, and its determination will be final and binding on all parties. Westway reserves the absolute right to reject any or all tenders of any warrants that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of Westway’s counsel, be unlawful. Westway also reserves the absolute right to waive any of the conditions of the Offer prior to the Expiration Date with respect to all tendered warrants. Westway’s interpretation of the terms of the Offer may be subject to challenge by any security holder in any court of competent jurisdiction. Any determination of such a court of competent jurisdiction will be final and binding on all parties. Westway also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular warrants or any particular warrant holder. No tender of warrants will be deemed to have been properly made until all defects or irregularities have been cured by the tendering warrant holder or waived by Westway. Westway will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of warrants. None of Westway, the Depositary, the Information Agent, or any other person will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice.

8.	Questions and Requests for Assistance and Additional Copies. Questions or requests for assistance may be directed to the Information Agent at their respective telephone numbers and address set forth at the end of this Letter of Transmittal. Warrant holders may request additional copies of the Offer to Purchase and Exchange and this Letter of Transmittal from the Information Agent at its address and telephone numbers set forth at the end of this Letter of Transmittal.

9.	Important Tax Information and Substitute Form W-9. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, an amount (currently 28%) of the gross cash proceeds payable to a warrant holder or other payee pursuant to the Offer must be withheld and remitted to the Internal Revenue Service (the “IRS”), unless the warrant holder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalties of perjury that the number is correct and that the warrant holder is exempt from backup withholding or otherwise establishes an exemption. Therefore, each tendering warrant holder that is a U.S. holder (as defined in Section 12 of the Offer to Purchase and Exchange) should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal in order to provide the information and certification necessary to avoid backup withholding. If a U.S. holder provides the Depositary with an incorrect taxpayer identification number, the U.S. holder may be subject to penalties imposed by the IRS. Certain “exempt recipients” (including, among others, all corporations and certain non-U.S. holders, as defined in Section 12 of the Offer to Purchase and Exchange) are not subject to backup withholding. In order for a non-U.S. holder to qualify as an exempt recipient, that warrant holder must submit to the Depositary an appropriate IRS Form W-8 (or successor form), signed under penalties of perjury, attesting to that warrant holder’s exempt status. This form can be obtained from the Depositary.

Backup withholding is not an addition to tax and may be credited against U.S. federal income tax payable by a U.S. holder or, if such backup withholding exceeds such amount of tax payable, claimed as a refund.

10.	Units. The Offer is only open to warrants. Westway also has outstanding shares of common stock and units, each comprising a share of common stock and two warrants. The Offer is open to warrants included within units, but any such warrants must first be separated from the units prior to being tendered. See Section 3 of the Offer to Purchase and Exchange.

11.	Lost, Destroyed or Stolen Certificates. If any certificate representing warrants has been lost, destroyed or stolen, the warrant holder should complete this Letter of Transmittal, indicate the certificate(s) representing warrants is lost and return it to the Depositary. The warrant holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Warrant holders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

ALL TENDERING U.S. HOLDERS MUST COMPLETE THE FOLLOWING:

PAYER: Continental Stock Transfer & Trust Company

SUBSTITUTE	PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Part I—Social Security Number OR Employer Identification Number
Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Name	(If awaiting TIN, write “Applied For”)

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐

Business Name

Please check appropriate box

☐     Individual/Sole Proprietor

☐     Corporation

☐     Partnership

☐     Limited Liability Company. Enter the tax classification:

(P=Partnership, C=Corporation, D=Disregarded Entity)

Other

Address (Number, street and apt. or suite no.)

City, State, Zip Code

Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:		DATE:

NOTE:	IF YOU ARE A U.S. HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE AND EXCHANGE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future and I understand that (A) 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number and (B) I must provide my taxpayer identification number within 60 days of the date I sign this form.

SIGNATURE:                                                                                                DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of—
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor—trustee(1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number you must apply for one. To apply for an Social Security Number, get Form SS-5, application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

•	The United States or any agency or instrumentality thereof;

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof;

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof; and

•	An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from withholding or certain types of payments include:

•	A registered dealer in securities or commodities registered in the United States or a possession of the United States;

•	A corporation;

•	A financial institution;

•	A real estate investment trust;

•	A common trust fund operated by a bank under section 584(a);

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1);

•	An entity registered at all times under the Investment Company Act of 1940;

•	A middleman known in the investment community as a nominee or custodian;

•	A futures commission merchant registered with the Commodity Futures Trading Commission; and

•	A foreign central bank of issue.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX ON THE FORM, AND RETURN IT TO THE PAYER. NON U.S. HOLDERS SHOULD ALSO COMPLETE FORM W-8BEN (OR OTHER APPLICABLE IRS FORM W-8) TO CERTIFY THAT THEY ARE EXEMPT PAYEES. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6050A, and 6050N and the regulations issued thereunder.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT

YOUR TAX CONSULTANT OR THE

INTERNAL REVENUE SERVICE.

This Letter of Transmittal, properly completed and duly executed, or a manually signed facsimile of this Letter of Transmittal, together with certificates representing warrants being tendered or confirmation of book-entry transfer and all other required documents must be received by the Depositary by the Expiration Date. U.S. Holders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By Mail: 17 Battery Place - 8th Floor New York, NY 10004 Attention: Reorganization Department	By Overnight Delivery: 17 Battery Place - 8th Floor New York, NY 10004 Attention: Reorganization Department	By Hand: 17 Battery Place - 8th Floor New York, NY 10004 Attention: Reorganization Department

Confirmation Telephone Number: (212) 509-4000, ext. 536

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase and Exchange and this Letter of Transmittal may be directed to the Information Agent at its respective address and telephone numbers set forth below. Warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

(203) 658-9400

westway.info@morrowco.com

Warrant Holders Call Toll Free: (800) 662-5200

Banks and Brokers Call Collect: (203) 658-9400